AXS Brendan Wood TopGun Index ETF

Ticker: TGN

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated August 4, 2023 to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

As previously communicated to you, the Board of Trustees of the Trust has approved a Plan of Liquidation for the AXS Brendan Wood TopGun Index ETF (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund. The liquidation date for the Fund, which was previously expected to be on or about August 18, 2023, has changed. The new liquidation date is now expected to be on or about October 31, 2023 (the “Liquidation Date”).

The Fund will create and redeem creation units through October 24, 2023 (the “Closing Date”), which will also be the last day of trading on NYSE Arca, Inc., the Fund’s principal U.S. listing exchange. On or about the Liquidation Date, the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record as of the Liquidation Date. Shareholders of record on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of the Fund, AXS Investments LLC, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets.  As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective. Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc., on or prior to the Closing Date. Customary brokerage charges may apply to such transactions. After the Closing Date, we cannot assure you that there will be a market for your shares.

Please contact the Fund at 1-303-623-2577 if you have any questions or need assistance.

Please file this Supplement with your records.